Exhibit 10.1

GALERA THERAPEUTICS, INC.

February 6, 2026

VIA EMAIL ONLY

Mr. Joel Sussman

RE: STAY BONUS

Dear Mr. Sussman,

This Side Letter Agreement (this “Side Letter”) is entered into as of February 6, 2026 (the “Effective Date”), by and between Galera Therapeutics, Inc., a Delaware corporation (the “Company”), and Joel Sussman (“Executive”).

This Side Letter is intended to supplement that certain Employment, Confidentiality, Noncompete and Invention Rights Agreement dated April 1, 2019, by and between the Company and Executive (the “Employment Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.

1. Purpose

The Company desires to provide Executive with additional retention incentives in connection with the timely completion and filing of certain critical SEC reporting obligations.

2. Stay Bonus Payments

Subject to the terms and conditions of this Side Letter, Executive shall be eligible to receive the following stay bonus payments (each, a “Stay Bonus”):

(a) March 31, 2026 Stay Bonus. Executive shall be entitled to a cash stay bonus of $200,000, provided that:

•
Executive remains continuously employed by the Company through March 31, 2026; and
•
The Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025 has been timely filed with the Securities and Exchange Commission in accordance with applicable SEC rules, unless the failure to file is for a reason outside the Executive’s reasonable control.

(b) May 30, 2026 Stay Bonus. Executive shall be entitled to an additional cash stay bonus of $50,000, provided that:

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•
Executive remains continuously employed by the Company through May 30, 2026; and
•
The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2026 has been timely filed with the Securities and Exchange Commission in accordance with applicable SEC rules:

3. Payment Timing

Each Stay Bonus, if earned, shall be paid in a lump sum on the first payroll date following satisfaction of the applicable conditions set forth in Section 2, subject to applicable tax withholding and payroll deductions.

4. No Duplicate Benefit

The Stay Bonuses provided and paid under this Side Letter:

•
Shall reduce (on a dollar-for-dollar basis) amounts payable under Section 4.5(b) of the Employment Agreement;
•
Shall not be considered Base Salary, bonus, or other compensation for purposes of calculating severance, equity vesting, retirement benefits, or any other payments or benefits, unless expressly required by applicable law; and
•
For avoidance of doubt, unless actually paid, the Stay Bonuses will not reduce the amounts payable under Section 4.5(b) of the Employment Agreement.

5. Effect of Termination

Except as otherwise expressly provided in writing by the Company, Executive shall forfeit any unpaid Stay Bonus if Executive’s employment terminates for any reason prior to satisfaction of the applicable conditions in Section 2, other than if Executive’s employment is terminated by the Company, other than “for good cause,” or Executive terminates his employment for “good reason,” as defined in Section 4.1(d) of the Employment Agreement (each, an “Involuntary Termination”). In the case of an Involuntary Termination, any unpaid Stay Bonus shall be paid in accordance with Section 3 above (without regard to the satisfaction of any conditions to such payment(s)).

6. Governing Law

This Side Letter shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles, consistent with the Employment Agreement.

7. Miscellaneous

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This Side Letter does not amend or modify the Employment Agreement except as expressly set forth herein.

In the event of any conflict between this Side Letter and the Employment Agreement, this Side Letter shall control solely with respect to the subject matter hereof.

This Side Letter may be executed in counterparts, each of which shall be deemed an original.

GALERA THERAPEUTICS, INC.

By: __/s/ J. Mel Sorensen, M.D.____________

Name: J. Mel Sorensen, M.D.

Title: President and Chief Executive Officer

EXECUTIVE

_/s/ Joel Sussman______________

Joel Sussman

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